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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 31, 1998

                               PENFORD CORPORATION
               --------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                   WASHINGTON
               ---------------------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                   0-11488                           91-1221360
           ------------------------             --------------------
           (COMMISSION FILE NUMBER)       (IRS EMPLOYER IDENTIFICATION NO.)

    777-108TH AVENUE N.E., SUITE 2390
          BELLEVUE, WASHINGTON                          98004-5193
-----------------------------------------           --------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (425) 462-6000
                                 ---------------


                        ---------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        On September 1, 1998 Penford Corporation announced that on August 31, 1998, it distributed to Penford Corporation stockholders of record on August 10, 1998, approximately 11 million shares of common stock of Penwest Pharmaceuticals Co. (PPC). Certificates for shares of PPC were mailed to Penford
Corporation stockholders on August 31, 1998 by ChaseMellon Shareholder Services, the distribution agent for the spin-off.

        This distribution completes Penford Corporation's previously announced spin-off of PPC, its wholly-owned subsidiary engaged in the research, development and commercialization of novel drug delivery technologies and an established manufacturer and distributor of excipients used in binding, disintegrating and lubricating tableted pharmaceutical and nutritional products.

        Reference is made to PPC's registration statement on From 10 under the Securities Act of 1933 and Item 1 of Penford Corporation's report on Form 10-K for the year ended August 31, 1997 for a description of PPC's drug delivery technologies and excipients business.



ITEM 5. OTHER EVENTS


Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)     FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

Not Applicable


(b)     PRO FORMA FINANCIAL INFORMATION




              UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following Pro Forma Consolidated Financial Statements as of May 31, 1998, for the year ended August 31, 1997 and for the nine months ended May 31, 1998 are unaudited. The unaudited Pro Forma Consolidated Balance Sheet was prepared as if the spin off of Penwest Pharmaceuticals Co. was effective at May 31, 1998. The unaudited Pro Forma Consolidated Statement of Income for the year ended August 31, 1997 was prepared as if the spin off of Penwest Pharmaceuticals Co. was effective as of September 1, 1996. The unaudited Pro Forma Consolidated Statement of Income for the nine months ended May 31, 1998 was prepared as if the spin off of Penwest Pharmaceuticals Co., was effective as of September 1, 1997. The unaudited Pro Forma Consolidated Financial Statements do not purport to represent what the Company's financial position or results of operations would actually have been if the spin off had in fact occurred on such dates or to project the Company's financial position or results of operations as of any future date or for any future period. The unaudited Pro Forma Consolidated Financial Statements are based on the historical financial statements of the Company and its subsidiary Penwest Pharmaceuticals Co., which reflected the spin off of Penwest Pharmaceuticals Co. as a discontinued operation in accordance with APB No. 30, in the Company's filing on Form 10-Q for the period ended May 31, 1998. The unaudited Pro Forma Consolidated Balance Sheet, as adjusted reflects the distribution of all of the common stock of Penwest Pharmaceuticals Co. and the related forgiveness of intercompany indebtedness. The unaudited Pro Forma Consolidated Statements of Income, as adjusted reflect the elimination of Penwest Pharmaceuticals Co. from the consolidated operations of Penford Corporation. The unaudited Pro Forma Consolidated Financial Statements should be read in conjunction with the Penford Corporation audited financial statements appearing in the Company's 1997 Annual Report on Form 10-K and Quarterly Report on Form 10-Q as of May 31, 1998, filed with the Securities and Exchange Commission.



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                      PENFORD CORPORATION AND SUBSIDIARIES
                      PRO-FORMA CONSOLIDATED BALANCE SHEET
                             (Dollars in Thousands)

                                                              May 31, 1998
                                                              ------------
                              ASSETS
Current assets                                                  $ 45,532
Net property, plant and equipment                                106,869
Deferred income taxes                                             13,073
Restricted cash value of life insurance                           12,048
Other assets                                                       5,071
                                                                --------

            Total assets                                        $182,593
                                                                ========


               LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities                                             $ 32,994
Long-term debt                                                    57,460
Other postretirement benefits                                     10,360
Deferred income taxes                                             24,109
Other liabilities                                                  7,036

Shareholders' equity                                              50,634
                                                                --------
            Total liabilities and shareholders' equity          $182,593
                                                                ========

                      PENFORD CORPORATION AND SUBSIDIARIES
                   PRO-FORMA CONSOLIDATED STATEMENTS OF INCOME

                  (Dollars in thousands except per share data)


                                                    Year Ended August 31    Nine Months Ended May 31
                                                    --------------------   ------------------------
                                                            1997                   1998
                                                         -----------            -----------
Sales                                                    $   170,105            $   122,773

Cost of sales                                                127,531                 88,634
                                                         -----------            -----------

      Gross margin                                            42,574                 34,139

Operating expenses                                            25,105                 19,354
                                                         -----------            -----------


      Income from operations                                  17,469                 14,785

Other income                                                   1,200

Interest expense, net                                         (5,251)                (4,350)
                                                         -----------            -----------


        Income before income taxes                            13,418                 10,435

Income taxes                                                   4,484                  3,652
                                                         -----------            -----------

Net income                                               $     8,934            $     6,783
                                                         ===========            ===========



Weighted average common
shares assuming dilution                                   7,131,725              7,534,001

Earnings per share, diluted                              $      1.25            $      0.90
                                                         ===========            ===========



NOTES TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

Footnote 1
The pro forma consolidated Balance Sheet, as adjusted reflects the forgiveness of intercompany debt of approximately $46.4 million and related reduction in shareholders equity of approximately $37.5 million to reflect the distribution of 100% of the common stock in Penwest Pharmaceuticals Co.

Footnote 2
The pro forma consolidated statements of income, as adjusted reflect the elimination of the operations of Penwest Pharmaceuticals Co. which also includes the allocation of certain corporate office expenses to Penwest Pharmaceuticals Co., and the elimination of the previously reported loss on disposal including direct transaction costs. In addition, the pro-forma income statement for the nine months ended May 31, 1998 eliminates the effects of $1.9 million of non-recurring restructure costs incurred in the period, and reflected in the Company's filing on Form 10-Q for the period ended May 31, 1998 which were related to the spin-off plan.



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(c)    EXHIBITS

10.1 Separation and Distribution Agreement dated as of July 31, 1998 between Registrant and Penwest Pharmaceuticals Co.

10.2 Services Agreement dated as of July 31, 1998 between Registrant and Penwest Pharmaceuticals Co.

10.3 Employee Benefits Agreement dated as of July 31, 1998 between Registrant and Penwest Pharmaceuticals Co.

10.4 Tax Allocation Agreement dated as of July 31, 1998 between Registrant and Penwest Pharmaceuticals Co.

10.5 Excipient Supply Agreement dated as of July 31, 1998 between Registrant and Penwest Pharmaceuticals Co.

99.1    Press release dated September 1, 1998



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SIGNATURES:

        Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      PENFORD CORPORATION

           September 14, 1998                         By /s/ Jeffrey T. Cook
           ------------------                         ----------------------

                   Date                               Jeffrey T. Cook
                                                      President and
                                                      Chief Executive Officer